85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 3Q 2026 Investor Presentation

2 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 Generally. The information contained in this presentation has been prepared by American Integrity Insurance Group, Inc. and its subsidiaries (collectively, “American Integrity, “AII,” the “Company,” “we,” “us” or “our”) and contains information pertaining to the business and operations of the Company. The information contained in this presentation is current only as of the date of the presentation. For any time after the date of this presentation, the information, including information concerning our business, financial condition, results of operations and prospects, may have changed. The delivery of this presentation shall not, under any circumstances, create any implication that there have been no changes in our affairs after the date of this presentation. We have not authorized any person to give any information or to make any representations about us in connection with this presentation that is not contained herein. If any information has been or is given or any representations have been or are made to you outside of this presentation, such information or representations should not be relied upon as having been authorized by us. Cautionary Note Regarding Forward-Looking Statements. Certain statements in this presentation may be forward-looking statements. All statements other than statements of historical facts may be forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding: our outlook; our business strategy; writing new business and retaining existing policies; new insurance products; availability of reinsurance coverage; expectations regarding future growth; future Citizens take-out opportunities; anticipated future operating results and operating expenses, cash flows, capital resources and liquidity; reserves for losses and loss adjustment expenses; geographic expansion; reduction of our quota share and its impact on our results; competition; future regulatory, judicial and legislative changes; forecasts of future revenues and appropriately planning our expenses; and our plans regarding our capital expenditures and investment portfolios. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “contemplates,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “targets,” “will,” “would” or the negative of these terms or other similar expressions. Forward-looking statements are neither historical facts nor assurances of future performance, and are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the potential that we may face significant losses due to being a property and casualty insurer and our exposure to catastrophic events and severe weather conditions; our loss reserves are estimates and may be inadequate to cover our actual liability for losses, and actual claims incurred have exceeded, and in the future may exceed, reserves established for claims; the dependence of our financial results on the regulatory, legal, economic and weather conditions in Florida due to the fact that we conduct substantially all of our business in Florida; changing climate conditions may increase the severity and frequency of catastrophic events and severe weather conditions; the severity and frequency of catastrophe events of which are unpredictable; dependence upon the effectiveness of exclusions and other loss limitation methods in the insurance policies we assume or write; reliance upon third-party distribution partners, including independent insurance agents, homebuilder-affiliated agents and national insurance carriers; our ability to pursue Citizens take-out opportunities; cyclical changes in the insurance industry; our ability to obtain reinsurance coverage at commercially reasonable rates, or at all; credit risk of our reinsurers who may suffer a downgrade; the inherent uncertainty of models and our reliance on such models as a tool to evaluate risk, and the dependence of our results upon our ability to accurately price the risks we underwrite; the possibility that our information technology systems may fail or be disrupted; our ability to expand our business and the possible need to acquire additional capital in the future to fund such expansion; the ability of our claims department, or the third-party claims adjusters whom we may engage, to effectively manage or remediate claims as well as unanticipated increases in the severity or frequency of claims; the possibility that actual renewals of our existing policies will not meet expectations; increased competition and market conditions, including changes in our financial stability and credit ratings; the extensive regulatory environment in which we operate that requires approval of rate increases, can mandate rate decreases, and that can dictate underwriting practices and mandate participation in loss sharing arrangements, and other potential further restrictive regulation we may face; mandatory assessments or competition from government entities may create short-term liabilities or affect our ability to underwrite more policies; and other risks identified in “Risk Factors” in our reports filed with the Securities and Exchange Commission (the “SEC”), including our most recently filed Annual Report on Form 10-K for the period ended December 31, 2025. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We do not undertake any obligation to update or revise the forward-looking statements to reflect events that occur or circumstances that exist after the date on which such statements were made, except to the extent required by law. Market and Industry Data. Unless otherwise indicated, market data and certain industry forecast data used in this presentation were obtained from internal reports, where appropriate, as well as third-party sources and other publicly available information. Data regarding the industry in which the Company competes, its market position and market share within are inherently imprecise and are subject to significant business, economic and competitive uncertainties beyond the Company’s control. In addition, assumptions and estimates of the Company and its industry’s future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause future performance to differ materially from assumptions and estimates. Financial Information. The financial information included in this presentation and other financial information about the Company can also be found on our Annual Report on Form 10-K for the period ended December 31, 2025, and our Quarterly Report on Form 10-Q for the period ended September 30, 2026. The Company has prepared its financial statements with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information, and the SEC rules for interim financial reporting. Accordingly, the financial results in this presentation do not include all the information and footnotes required for complete financial statements and should be read in conjunction with the consolidated financial statements of the Company and the accompanying notes thereto for the year ended December 31, 2025, and for the three and nine months ended September 30, 2026. The results for interim periods do not necessarily indicate the results that may be expected for any interim period or for the full year. Financial results for periods beginning prior to the consummation of our initial public offering on May 7, 2025, are those of American Integrity Insurance Group, LLC and its consolidated subsidiaries, and financial results for periods beginning after our initial public offering are those of American Integrity Insurance Group, Inc. and its consolidated subsidiaries. Non-GAAP Financial Measures. This presentation includes certain financial measures derived from consolidated financial data but not presented in accordance with GAAP, including underwriting income, adjusted net income, adjusted earnings per share, net underlying loss and loss adjustment expense ratio, gross underlying loss and loss adjustment expense ratio, ceded catastrophe excess of loss premiums ratio and adjusted return on equity. The Company believes that these non-GAAP measures, when taken together with its financial results presented in accordance with GAAP, provide meaningful supplemental information regarding its operating performance and facilitate internal comparisons of its historical operating performance on a more consistent basis. These non-GAAP financial measures however are subject to inherent limitations, may not be comparable to similarly-titled measures used by other companies and should not be considered in isolation or as an alternative to GAAP measures. Please refer to the Appendix for reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures. Legal Disclaimer

3 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 Bob Ritchie Founder & Chief Executive Officer Founded American Integrity in 2006 Previously served in leadership roles at American Modern, AIG, CNA and GE Insurance Solutions More than 40 years of insurance industry experience BS, University of Evansville Jon Ritchie President Joined American Integrity in 2009 Previously served as COO and in operational and managerial roles Prior experience: leading an entrepreneurial venture BS, DePaul University; MBA, Indiana University Brian Foley Chief Financial Officer Became CFO in 2026 Prior experience: Keefe, Bruyette & Woods, Balyasny Asset Management, and PwC BS, University of Delaware David Clark Chairman Co-founded American Integrity in 2006 Currently serves as a Managing Director at Sowell & Co. Prior experience: McKinsey & Co. BA & BBA, University of Texas at Austin; Masters of Management, Northwestern University Experienced, Founder-Led Management Team

4 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 Third Quarter 2026 Highlights (1) Market data provided by the Florida Office of Insurance Regulation (https://floir.com/tools-and-data/residential-market-share-reports). (2) YTD through August 31, 2026. Data excludes the following policy types: Commercial Residential, Personal Residential Condominium/Tenants/Farmowners/ Excess Flood. (3) Adjusted Return on Equity is a non-GAAP financial measure defined as adjusted net income (after tax) divided by average beginning and ending shareholders’ equity during the applicable period and is annualized for periods of less than one year. See the non-GAAP reconciliation in the Appendix. (4) Adjusted earnings per share is a non-GAAP measure, which is calculated as adjusted net income available to common shareholders divided by weighted average diluted common shares outstanding. See the non-GAAP reconciliation in the Appendix. • #1 public company voluntary market new business writer in Florida(1)(2) • 26% voluntary market PIF growth, and 19% overall PIF growth, versus the same period last year • Record 83% growth in revenue year-over-year • 30% Adjusted ROE(3) and $1.44 Adjusted EPS(4), which we believe demonstrates the power of broader, more durable earnings beyond the temporary Citizens-driven market opportunity • BVPS of $19.96, an increase of 24% year-over-year and an increase of 16% since 12/31/25

5 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 American Integrity Financial Highlights - Three & Nine Months Ended 9/30/2026 Nine Months Ended September 30, 2026 vs. Nine Months Ended September 30, 2025 481K Policies In-Force vs. 406K 3Q ‘25 (+18%) $840M Gross Premiums Written vs. $738M 9M ‘25 (+14%) $288M Net Premiums Earned vs. $184M 9M ‘25 (+57%) $83M Adjusted Net Income vs. $83M 9M ‘25 (0%) $391M Shareholders’ Equity vs. $337M 2025 (+16%) 69% Combined Ratio vs. 64% 9M ‘25 (+5 ppts.) 33% / 19% Net / Gross Loss Ratio vs. 37% 9M ‘25 (net) vs. 17% 9M ’25 (gross) (1) (1) Three Months Ended 9/30/2026 vs. Three Months Ended 9/30/2025 481K Policies In-Force vs. 406K 3Q ‘25 (+19%) $293M Gross Premiums Written vs. $239M 3Q ’25 (+23%) $101M Net Premiums Earned vs. $52M 3Q ’25 (+95%) $28M Adjusted Net Income vs. $14M 3Q ’25 (+103%) $391M Shareholders’ Equity vs. $370M 2Q ‘26 (+6%) 71% Combined Ratio vs. 79% 3Q ’25 (-8 ppts.) 32% / 19% Net / Gross Loss Ratio vs. 50% 3Q ’25 (net) vs. 19% 3Q ’25 (gross) (1) (1)30% Adjusted ROE vs. 18% 3Q ’25 (+12 ppts.) 30% Adjusted ROE vs. 47% 9M ‘25 (-17 ppts.) (1) (3) (4) (4) (1) (3) (1) As of September 30, 2026. (2) Net underlying loss and loss adjustment expense ratio and gross underlying loss and loss adjustment expense ratio are key business metrics and non-GAAP measures. We calculate the net underlying loss and LAE ratio by subtracting current year net catastrophe losses and net prior year reserve development from the net loss and loss adjustment expense, and dividing that amount by the sum of net premiums earned and policy fees. We calculate the gross underlying loss and LAE ratio by adding net underlying loss and LAE and ceded non-catastrophe losses and dividing that amount by the sum of total gross premiums earned and policy fees. See the non-GAAP reconciliation in the Appendix. (3) Adjusted net income is a non-GAAP financial measure defined as net income excluding net realized gains or losses on investments, stock compensation expense incurred in connection with our IPO, and certain non-recurring or non-cash expenses, including those incurred in connection with our IPO, net of tax. See the non- GAAP reconciliation in the Appendix. (4) Adjusted Return on Equity represents adjusted net income (after tax) divided by average beginning and ending shareholders’ equity during the applicable period and is annualized for periods of less than one year. See the non-GAAP reconciliation in the Appendix. (2) (2)

6 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 Leading Florida Residential Market Share Position Twenty years of cultivating our distribution network has resulted in a strong market share position in the Florida residential insurance marketplace, both in terms of voluntary writings and in-force policies/premium(1)(2) (1) Market Share data provided by the Florida Office of Insurance Regulation (https://floir.gov/tools-and-data/residential-market-share-reports). (2) Data excludes the following policy types: Commercial Residential, Personal Residential Condominium/Tenants/Farmowners/Excess Flood. (3) Data reflects annualized YTD actual performance through August 31, 2026. Growth rates assume no take-outs for the full year 2026 by using annualized voluntary new business policies written less annualized net renewals as a percentage of total December 31, 2025 PIF count. #2 Among All Carriers #2 Excl. Citizens/National Carriers #7 Among All Carriers #6 Excl. Citizens/National Carriers #2 Among All Carriers #2 Excl. Citizens/National Carriers New FL Voluntary Policies Written Year to Date 8/31/2026 Implied 2026 Voluntary Only PIF Growth(3) 1. Tower Hill 88,116 13.9% 2. American Integrity 79,163 14.3% 3. Florida Peninsula 63,645 5.6% 4. Frontline 58,264 18.5% 5. Citizens 47,458 -2.2% 6. Universal P&C 42,076 3.8% 7. Assurant 33,829 -14.0% 8. Kin 31,457 8.9% 9. American Traditions 31,343 15.1% 10. Cabrillo Coastal 29,337 12.1% 11. Security First 25,915 8.3% 12. State Farm 23,904 0.7% 13. People’s Trust 20,636 15.9% 14. TRUE 16,223 65.7% 15. USAA 15,432 -0.8% Other Public Peers 20. HCI 10,091 -6.6% 22. Slide 9,165 -17.6% 24. Heritage 7,590 -4.1% FL Residential Policies In-Force as of 8/31/2026 1. Slide 414,343 2. American Integrity 407,551 3. Tower Hill 402,331 4. State Farm 396,609 5. Florida Peninsula 378,551 6. Universal P&C 295,378 7. Frontline 276,734 8. Citizens 231,487 9. HCI 225,451 10. USAA 217,235 11. Safepoint 191,067 12. Kin 161,290 13. American Traditions 137,034 14. Security First 133,441 15. Cabrillo Coastal 133,063 Other Public Peers 18. Heritage 97,557 FL Residential Premium In-Force, $M as of 8/31/2026 1. Slide $1,626 2. Florida Peninsula $1,521 3. Tower Hill $1,204 4. Universal P&C $1,168 5. State Farm $1,123 6. HCI $1,106 7. American Integrity $938 8. Frontline $912 9. USAA $881 10. Safepoint $661 11. Citizens $560 12. Kin $470 13. Monarch $462 14. Security First $437 15. Olympus $434 Other Public Peers 18. Heritage $377

7 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 Executing on Voluntary, Organic Growth Opportunities Our strong balance sheet and leading position in the stabilized Florida insurance market has resulted in strong growth across our key business initiatives. Our next phase of growth is being driven by scalable voluntary market opportunities independent of Citizens take-outs Strong Balance Sheet Stable Market Market Leadership Continued Expansion into Florida’s Large Tri-County Region(1) Re-Opening Florida HO3 Capacity for Middle-Aged Homes Florida Introduction of Commercial Residential Reduction of Non-Cat Quota Share Strategic Expansion in GA, SC, NC with Builder Agents Strong Voluntary Policy Writing and Renewal Trends (1) Tri-County encompasses Miami-Dade, Broward, and Palm Beach counties.

8 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 Strong Voluntary Business Driving Organic Growth • 57% new voluntary policy growth and 133% new voluntary premium growth during the third quarter of 2026 compared to the same period last year, combined with favorable retention • Voluntary growth continues to significantly outpace overall growth as the Company increasingly prioritizes high-quality organic business over Citizens take-out volume +18% Voluntary +14% Total Average new business gross written premium per policy ($ in actuals) Quarterly Policy Retention Ratio Trends 75.1% 78.1% 81.5% 82.8% 82.7% 83.6% 84.4% 84.9% 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 +9.8 ppts. Voluntary New Policy Writings (000s) 26 41 3Q 2025 3Q 2026 +57% PIF (000s) 406 481 315 397 91 84 Voluntary PIF Citizens PIF 3Q 2025 3Q 2026 +19% Total +26% Voluntary Voluntary New Business GWP ($ 000s) $34,411 $80,322 3Q 2025 3Q 2026 +133% $1,326 $1,974 +49%

9 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 Tri-County Growth Success Tri-County Voluntary New Business Policies Written Tri-County Voluntary New Business Gross Premiums Written • Our re-entry into the Tri-County region of Florida is gaining momentum • Average new business rates tend to skew higher in Tri-County • Successfully expanding our position in Florida’s attractive high-value homeowner market • We believe approximately 40% of all Florida “high-valued homes”(1) are located in Tri-County % of total voluntary new business mix 20% +27x ($ in millions) 37% Tri-County premium per new business policy ~2x that of rest of book 2%1% (1) Defined as valued over $1.5 million. 233 8,003 3Q 2025 3Q 2026 +34x $0.7 $29.9 3Q 2025 3Q 2026 +46x

10 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 Middle-Aged Homes Execution • HO-3 business was the most severely impacted product line by the Florida litigation crisis and where we historically pulled back writing most acutely • Dwelling and fire products were somewhat insulated as roofs mostly were insured on an actual cash value basis • As we re-opened our HO-3 product to middle-aged homes, we have seen strong growth, and feedback from agents has been positive (1) We define middle-aged homes as homes with roofs that are older than five years. Excludes middle-aged homes in the Tri-County region of Florida, which are captured separately in their own category. HO-3 Middle-Aged(1) Voluntary New Business Policies Written HO-3 Middle-Aged(1) Voluntary New Business Gross Premiums Written +14x 21% +11x ($ in millions) 25%2% 5% % of total voluntary new business mix 568 8,561 3Q 2025 3Q 2026 +15x $1.6 $19.9 3Q 2025 3Q 2026 +12x

11 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 Florida Commercial Residential Growth Opportunity • Florida commercial residential market represents $1.7B of premium(1) • Launched commercial residential writings in 4Q 2025 with high degree of pricing/underwriting discipline • Highly selective in the opportunities we pursue • Garden-style, 2 and 3 story condominium associations • Townhome communities • Homeowner’s associations • Avoiding high rise coastal buildings 283 Policies In-Force $16.7M In-Force Premium (1) Market data provided by the Florida Office of Insurance Regulation as of December 31, 2025 (https://floir.com/tools-and-data/residential-market-share- reports); does not include the non-admitted market. (2) As of September 30, 2026. (2) (2)

12 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 $42,737 $30,281 $23,085 $14,937 $19,652 $15,344 Ceding Commission Allocated to PAC Ceding Commission Allocated to G&A 3Q 2025 3Q 2026 Reduced Non-Cat Quota Share • In addition to our catastrophe XOL reinsurance tower, we also purchase non-cat quota share reinsurance • Effective January 1, 2026, we reduced our quota share ceding percentage from 40% to 25% • The reduction in quota share reflects our growing confidence in the profitability, stability and earnings power of our underlying portfolio • We believe the change in our quota share ceding percentage will positively impact revenue and net income, but will affect the period-over-period comparability of our results • Our quota share partners pay us variable ceding commission income based on loss experience • Ceding commission income reduces policy acquisition expenses (PAC) and general and administrative expenses (G&A), resulting in an increase on an absolute dollar basis period-over-period when the quota share is reduced, holding all else equal(1) • Allocation of ceding commission income may distort comparability of PAC and G&A line items individually Quota Share Ceding Percentage Net Earned Premiums ($ 000s) Ceding Commission Income ($ 000s) +26% 19% 12% Total % of gross premiums earned 51% QS reduction 49% 46% 54% (1) Total ceding commission allocated to PAC and G&A in proportion to their respective gross amounts. 40% 25% 2025 2026 $51,999 $101,161 3Q 2025 3Q 2026 +95%

13 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 Accomplishing Strategic Regional Expansion • Growth in geographies outside of FL(1) progressing nicely • Good initial momentum in North Carolina continuing through the first nine months of 2026 • Evaluating the potential for further state expansion and introduction of new products in existing ex-FL footprint in 2027 Ex-FL Voluntary New Business Policies Written Ex-FL Voluntary New Business Gross Premiums Written +23% +37% 19% 10%24% 22% ($ in millions) (1) Currently writing in North Carolina, South Carolina and Georgia. % of total voluntary new business mix 6,349 7,596 3Q 2025 3Q 2026 +20% $7.6 $8.2 3Q 2025 3Q 2026 +8%

14 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 Our Core Competencies Support and Fuel our Profitable Growth We believe our differentiated operating platform creates meaningful barriers to entry in the Florida residential market Deep, Diversified Distribution Robust, Granular Technology Platform Tested, Aligned Management Integrated, Detailed Underwriting & Claims ✓ Longstanding independent agent relationships ✓ National carriers and agencies ✓ New construction home builder-affiliated agents ✓ Selective Citizens depopulations ✓ Insurance Now Guidewire system ✓ Seamless API integrations ✓ Block-level granularity with in-house programming ✓ Founder-led since inception in 2006 ✓ Battle-tested senior leadership team ✓ Deep Florida insurance expertise ✓ Differentiated capacity at the agency/zip/ census block level ✓ Dedicated underwriters for top agencies ✓ Strong integration between underwriting and claims, product and sales

15 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 1,229 936 395 255 2023 2024 2025 3Q 2026 Competitive Environment Average Gross Premiums Written Per Policy • Despite the market becoming more competitive, we are seeing stability in our average premium per policy • Mix shifts towards middle-aged homes and policies in Tri-County combined with rate increases on our take-out book have offset the appropriate, modest rate declines in some areas of our voluntary book • Policy features such as inflation guard also dampen pricing declines • Reinsurance rates have been declining well in excess of primary rates • We continue to view our multi-pronged distribution strategy, led by independent agents, as a competitive advantage and a significant barrier to entry in the Florida market • #1 public company voluntary market new business writer in Florida(1)(2) • As Citizens shrinks to historically low levels, we believe the ability to scale profitably in the voluntary market increasingly differentiates established carriers with deep distribution relationships and underwriting infrastructure (1) Market data provided by the Florida Office of Insurance Regulation (https://floir.gov/tools-and-data/residential-market-share-reports). (2) YTD through August 31, 2026. Data excludes the following policy types: Commercial Residential, Personal Residential Condominium/Tenants/Farmowners/ Excess Flood. (3) Citizens Property Insurance Corporation. Includes all policies in-force (residential, wind only, and commercial). Citizens Policies In-Force (000s) (1)(3) 79% decrease in Citizens PIF from most recent YE peak Lowest levels in last 20 years $1,982 $2,030 3Q 2025 3Q 2026

16 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 Robust Reinsurance Program Our strategic reinsurance program is key to our risk management philosophy Per Risk & Facultative • Cover individual risks as opposed to group or class of business • Provides coverage for non-catastrophe losses from individual policies in excess of $1M Non-CAT Quota Share • Reinsurer assumes a specified percentage of losses for defined class of business • Utilized for non-catastrophe, flood-related and equipment breakdown losses Excess of Loss (“XOL”) • Reinsurer assumes all or portion of losses for an individual claim or event in excess of specified amount • Utilized for catastrophe protection with multiple prepaid reinstatements • Utilize captive to optimize profitability given uneconomic cost of XOL reinsurance at low limits • Improves financial flexibility and capital management Captive Reinsurance We regularly assess and realign our reinsurance structure to optimize the effectiveness of our program Reinsurance Philosophy Reduce earnings volatility 1 Enhance capital management 2 Limit exposure to CAT events 3 Protect capital4 Our Risk Management Strategy Includes Multiple Types of Reinsurance: CAT Bonds • Collateralized catastrophe bonds placed in the private markets to protect against named storms in Florida

17 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 2026/2027 Finalized Catastrophe XOL Reinsurance Highlights • Favorable renewal completed with risk-adjusted rate declines in line with broader market of upwards of 20% reductions and improved terms • Robust vertical and horizontal cover modeled to contain the four-event 2004 Florida storm season • First event retention of $35 million, consistent with last year’s program (despite 19% exposure growth), and reduced aggregate retention from $95 million to $75 million in a four-event season • $2.3 billion first event tower, including retentions, equal to a 1-in-130 year probable maximum loss level, consistent with last year’s program • Total third-party coverage for all occurrences is $3 billion, representing an increase of $409 million, or 15.8%, over the 2025 treaty year • Total cost of the program expected to be between $430 - $440 million • Traditional reinsurance limit represents $1.65 billion (up from $1.1 billion in 2025), and ILS market represents $825 million in total limit

18 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 Catastrophe Reinsurance Program with Broad Market Support Sophisticated and conservative all-peril catastrophe XOL coverage to mitigate retained property losses Our multi-layered CAT XOL program provides comprehensive coverage up to $2.27B, including Company retentions, for a single event and $1.75B for second event (assuming first event of $905M) Integrity Re 2025 CL A-1 Integrity Re 2025 CL A-2 $2,270M $1,455M $1,205M $905M $900M $328M $200M $100M $35M $10M $1,937M $1,685M $1,745M $590M $390M $200M $100M $35M $10M $1,500M $1,170M $20M First event retention of $35M, with $10M of exposure for the insurance entity and $25M of exposure for our captive Second event retention of $20M, with $10M of exposure for the insurance entity and $10M of exposure for our captive (3rd and 4th event retention of $10M, respectively) Coverage by state of Florida, participation in FHCF is mandatory for all FL residential property insurers Class D CAT bond placed in 2025, expiring end of May 2027 Multi-tranche CAT bond (class B and C) placed in 2026 expiring end of May 2029 Class C CAT bond placed in 2025 expiring end of May 2027 Multi-tranche CAT bond placed in 2025 expiring end of May 2027 Multi-tranche CAT bond placed in 2025 expiring end of May 2028 First event tower, including retentions, equal to 1-in-130 year probable maximum loss level Second Event assumes a First Event loss of $905.4M net of Florida Hurricane Catastrophe Fund and Named Storm Inuring layers Second event First event A B D E G J K A B C D E F G H I J K Integrity Re 2025 CL B-1 Integrity Re 2025 CL B-2 Integrity Re 2025 CL C Integrity Re 2026 CL B Integrity Re 2026 CL CIntegrity Re 2025 CL D Integrity Re 2026 CL A $2,260M $2,130M $2,055M $1,755M $1,105M $690M $940M $1240M $1540M $1,755M $1,615M Integrity Re 2026 CL A Integrity Re 2025 CL B-1 Integrity Re 2025 CL B-2 Integrity Re 2025 CL A-1 Integrity Re 2025 CL A-2 Integrity Re 2026 CL B Integrity Re 2025 CL C Integrity Re 2026 CL CIntegrity Re 2025 CL D Florida Hurricane Catastrophe Fund F H I American Integrity Retention American Integrity Retention C

19 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 A Compelling Investment Opportunity American Integrity combines deep Florida expertise, management continuity and an impressive track record of operating in the state with a large organic growth opportunity in the stabilized Florida market (1) Federal Reserve data https://fred.stlouisfed.org/series/FLPOP; U.S. Census Bureau data https://www.census.gov/quickfacts/fact/table/FL/PST040224 (2) Capital growth includes increases in book value plus profit distributions to stockholders. (3) Adjusted ROE represents adjusted net income (after tax) divided by average beginning and ending shareholders’ equity. See Appendix for non-GAAP reconciliation. (4) Core organic excludes all Citizens takeout business including legacy assumptions. Long-Term Growth and Profitability Track Record 2008 - 2025 GWP growth CAGR 14.0% 2008 - 2025 PIF growth CAGR of 10.4% vs 1.4% (1) annual population growth in Florida Mar 2007- Mar 2025 pre-IPO capital growth CAGR of 20.2% (2) Returned $20M to stockholders in 1Q 26 via special dividend Improved and Stabilized Florida Market and Positioning Historic litigation reforms of 2022 IPO May 2025 generated $100M of gross proceeds Adj. ROE for 2024 and 2025 of 27% and 42%, respectively (3) Built market leading voluntary distribution channel relationships We believe new Tri- County focus and capacity for writing middle-aged homes is working Reduction in quota share in 1Q 2026 added to earnings FL commercial residential writings began in 4Q 2025 NC writings began in 1Q 2026 Organic Growth Momentum Continues to Strengthen Across Multiple Strategic Initiatives Successfully Scaling Multiple High-Return Organic Growth Initiatives Total PIF growth up 19% at 9/30/2026 vs. 9/30/2025 Voluntary new writings up 57% 3Q 26 vs. 3Q 25 Policy retention rates up from 75% in 4Q 24 to 85% in 3Q 26 Voluntary core organic (4) PIF growth up 26% at 9/30/2026 vs. 9/30/2025 i t Momentum Co tinues to Strengthen Across Multiple Strategic Initiatives

20 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 Appendix

21 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 Summary Financials Income Statement – Three Months Ended Income Statement – Nine Months Ended $ in thousands September 30, September 30, Nine Months Ended 2026 2025 Revenues Gross premiums written $ 839,895 $ 738,245 Change in gross unearned premiums (111,859) (82,401) Gross premiums earned 728,036 655,844 Ceded premiums earned (439,971) (472,275) Net premiums earned 288,065 183,569 Policy fees 9,991 7,976 Net investment income 20,317 15,788 Net realized gains on investments 64 542 Other income 1,155 536 Total revenues 319,592 208,411 Expenses Losses and loss adjustment expenses, net 103,143 71,702 Policy acquisition expenses 51,438 15,642 General and administrative expenses 51,716 35,287 Total expenses 206,297 122,631 Income before income taxes 113,295 85,780 Income tax expense 30,885 7,027 Net income $ 82,410 $ 78,753 Adjusted net income (1) $ 83,059 $ 83,364 Key Ratios Loss ratio 34.6% 37.4% Expense ratio 34.6% 26.6% Combined ratio 69.2% 64.0% (1) Adjusted net income is a non-GAAP financial measure defined as net income excluding net realized gains or losses on investments, stock compensation expense incurred in connection with our IPO, and certain non-recurring or non-cash expenses, including those incurred in connection with our IPO, net of tax. See the non-GAAP reconciliation in the Appendix. $ in thousands September 30, September 30, Three Months Ended 2026 2025 Revenues Gross premiums written $ 293,299 $ 239,100 Change in gross unearned premiums (38,286) (17,151) Gross premiums earned 255,013 221,949 Ceded premiums earned (153,852) (169,950) Net premiums earned 101,161 51,999 Policy fees 3,535 2,805 Net investment income 8,415 6,906 Net realized gains on investments 13 41 Other income 368 275 Total revenues 113,492 62,026 Expenses Losses and loss adjustment expenses, net 38,267 29,652 Policy acquisition expenses 18,043 6,254 General and administrative expenses 17,564 7,347 Total expenses 73,874 43,253 Income before income taxes 39,618 18,773 Income tax expense 11,264 5,610 Net income $ 28,354 $ 13,163 Adjusted net income (1) $ 28,338 $ 13,987 Key Ratios Loss ratio 36.6% 54.1% Expense ratio 34.0% 24.8% Combined ratio 70.6% 78.9%

22 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 Summary Financials Balance Sheet $ in thousands September 30, December 31, December 31, 2026 2025 2024 Assets Fixed maturities, available-for-sale, at fair value $ 457,660 $ 330,489 $ 214,045 Short-term investments 72,028 18,121 — Total investments $ 529,688 $ 348,610 $ 214,045 Cash and cash equivalents 247,354 203,902 173,220 Restricted cash and cash equivalents 25,494 40,217 6,052 Premiums receivable, net 56,042 45,031 51,594 Accrued investment income 4,566 3,458 2,174 Prepaid reinsurance premiums 414,559 275,093 268,254 Income taxes recoverable 1,218 — — Reinsurance recoverable, net 264,703 269,056 462,097 Deferred policy acquisition costs, net 14,311 5,127 — Property and equipment, net 8,745 5,718 1,843 Right-of-use assets – operating leases 38,471 449 2,498 Deferred income tax asset, net 9,128 8,636 — Other assets 9,403 24,904 16,368 Total assets $ 1,623,682 $ 1,230,201 $ 1,198,145 Liabilities and shareholders' equity Unpaid losses and loss adjustment expenses $ 273,038 $ 266,591 $ 475,708 Income tax payable — 2,680 11,873 Unearned premiums 593,416 481,557 421,881 Reinsurance payable 266,695 96,555 56,348 Advance premiums 19,855 11,752 6,561 Deferred income tax liability, net — — 1,122 Long-term debt — 618 1,029 Lease liabilities – operating leases 33,483 458 2,612 Deferred policy acq. costs, net unearned ceding commissions — — 31,931 Other liabilities and accrued expenses 46,037 32,968 26,688 Total liabilities $ 1,232,524 $ 893,179 $ 1,035,753 Total shareholders' equity 391,158 337,022 162,392 Total liabilities and shareholders' equity $ 1,623,682 $ 1,230,201 $ 1,198,145 Book value per share(1) $ 19.96 $ 17.21 $ 12.58 (1) Book value per share is the ratio of shareholders’ equity to shares outstanding, each as of the balance sheet date.

23 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 (2) 0.95 years High Quality Investment Portfolio (1) Fair value of securities, accrued interest, cash and restricted cash as of 9/30/2026. (2) Includes $558.1M of investments & cash, $4.5M of accrued interest, and $10.4M of unrealized losses in our managed investment portfolios at the holding company and insurance company combined, not including cash held for working capital. Weighted Average Credit Rating(2) AA No Equity Exposure • We maintain a simple, conservative, highly-rated and liquid investment portfolio focused on investment grade fixed income securities • Total cash and investments at 9/30/2026 of $807M(1), which includes $552M in two investment portfolios(2) managed by Goldman Sachs Asset Management Weighted Average Effective Duration(2) 2.3 years Weighted Average Credit Rating(2) AA No Equity Exposure Weighted Average Effective Duration(2) 1.9 years Insurance Company Portfolio 55% 1% 34% 10% Corporate Securities Government Securities Asset Backed Securities Cash $439M Holding Company Portfolio 38% 4% 44% 14% Corporate Securities Government Securities Asset Backed Securities Cash $113M

24 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 ($ in thousands) Three Months Ended September 30, 2026 2025 Numerator: Net income $ 28,354 $ 13,163 Denominator: Average shareholders' equity 380,339 308,876 Return on equity 29.8% 17.0 % Numerator: Adjusted net income $ 28,338 $ 13,987 Denominator: Average shareholders' equity 380,339 308,876 Adjusted return on equity 29.8% 18.1 % Adjusted Return on Equity Non-GAAP Reconciliations Three Months Ended September 30, 2026 vs 2025 Underwriting Income Net / Gross Underlying Loss and LAE Ratio Ceded Catastrophe Excess of Loss Premiums Ratio ($ in thousands) Three Months Ended September 30, 2026 2025 Income before taxes $ 39,618 $ 18,773 Less: Net investment income 8,415 6,906 Net realized gains on investments 13 41 Other income 368 275 Underwriting income $ 30,822 $ 11,551 ($ in thousands) Three Months Ended September 30, 2026 2025 Gross premiums earned $ 255,013 $ 221,949 Total ceded premiums earned (153,852) (169,950) Less: NCQSR and other ancillary reinsurance treaties (44,983) (63,447) Ceded catastrophe XOL premiums earned $ (108,869) $ (106,503) Ceded catastrophe XOL premiums ratio 42.7% 48.0% ($ in thousands) Three Months Ended September 30, 2026 2025 Net income $ 28,354 $ 13,163 Add: Post IPO transition expenses — 1,084 Less: Net realized gains on investments 13 41 Change in tax status — — Tax effect 3 219 Adjusted net income $ 28,338 $ 13,987 ($ in thousands) Three Months Ended September 30, 2026 2025 Total net premiums earned $ 101,161 $ 51,999 Plus: Policy fees 3,535 2,805 Total net premiums earned plus policy fees 104,696 54,804 Losses and loss adj. expense, net $ 38,267 $ 29,652 Loss and loss adj. expense ratio (% of net premiums earned plus policy fees) 36.6% 54.1 % Less: Current year net catastrophe losses 5,064 — Prior year net reserve development — 2,312 Underlying loss and loss adj. expense, net $ 33,203 $ 27,340 Net underlying loss and loss adj. expense ratio (% of net premiums earned plus policy fees) 31.7% 49.9 % Add: Ceded non-catastrophe loss and loss adj. expense 15,651 15,969 Gross underlying loss and loss adj. expense $ 48,854 $ 43,309 Gross underlying loss and loss adj. expense ratio (% of gross premiums earned plus policy fees) 18.9% 19.3 % Adjusted Net Income

25 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 ($ in thousands) Nine Months Ended September 30, 2026 2025 Total net premiums earned $ 288,065 $ 183,569 Plus: Policy fees 9,991 7,976 Total net premiums earned plus policy fees 298,056 191,545 Losses and loss adj. expense, net $ 103,143 $ 71,702 Loss and loss adj. expense ratio (% of net premiums earned plus policy fees) 34.6% 37.4 % Less: Current year net catastrophe losses 5,064 — Prior year net reserve development — 1,195 Underlying loss and loss adj. expense, net $ 98,079 $ 70,507 Net underlying loss and loss adj. expense ratio (% of net premiums earned plus policy fees) 32.9% 36.8 % Add: Ceded non-catastrophe loss and loss adj. expense 39,856 42,345 Gross underlying loss and loss adj. expense $ 137,935 $ 112,852 Gross underlying loss and loss adj. expense ratio (% of gross premiums earned plus policy fees) 18.7% 17.0% ($ in thousands) Nine Months Ended September 30, 2026 2025 Numerator: Net income $ 82,410 $ 78,753 Denominator: Average shareholders' equity 364,090 239,136 Return on equity 30.2% 43.9 % Numerator: Adjusted net income $ 83,059 $ 83,364 Denominator: Average shareholders' equity 364,090 239,136 Adjusted return on equity 30.4% 46.5 % Adjusted Net Income Adjusted Return on Equity Non-GAAP Reconciliations Nine Months Ended September 30, 2026 vs 2025 Underwriting Income Net / Gross Underlying Loss and LAE Ratio Ceded Catastrophe Excess of Loss Premiums Ratio ($ in thousands) Nine Months Ended September 30, 2026 2025 Income before taxes $ 113,295 $ 85,780 Less: Net investment income 20,317 15,788 Net realized gains on investments 64 542 Other income 1,155 536 Underwriting income $ 91,759 $ 68,914 ($ in thousands) Nine Months Ended September 30, 2026 2025 Gross premiums earned $ 728,036 $ 655,844 Total ceded premiums earned (439,971) (472,275) Less: NCQSR and other ancillary reinsurance treaties (128,153) (184,390) Ceded catastrophe XOL premiums earned $ (311,818) $ (287,885) Ceded catastrophe XOL premiums ratio 42.8% 43.9% ($ in thousands) Nine Months Ended September 30, 2026 2025 Net income $ 82,410 $ 78,753 Add: Stock compensation — 10,433 Termination of MSA — 3,000 One-time IPO expenses — 1,654 One-time bonus expenses — 1,387 Post IPO transition expenses — 1,084 Executive transition cost 920 — Less: Net realized gains on investments 64 542 Change in tax status — 9,722 Tax effect 207 2,683 Adjusted net income $ 83,059 $ 83,364

26 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 ($ in thousands) Year Ended December 31, 2025 2024 Numerator: Net income $ 99,621 $ 39,742 Denominator: Average shareholders' equity 249,707 148,179 Return on equity 39.9% 26.8 % Numerator: Adjusted net income $ 105,161 $ 39,648 Denominator: Average shareholders' equity 249,707 148,179 Adjusted return on equity 42.1% 26.8 % Adjusted Net Income Adjusted Return on Equity Non-GAAP Reconciliations Year Ended December 31, 2025 vs 2024 Underwriting Income Net / Gross Underlying Loss and LAE Ratio Ceded Catastrophe Excess of Loss Premiums Ratio ($ in thousands) Year Ended December 31, 2025 2024 Income before taxes $ 115,057 $ 51,039 Less: Net investment income 21,704 14,180 Net realized gains on investments 569 119 Other income 892 607 Underwriting income $ 91,892 $ 36,133 ($ in thousands) Year Ended December 31, 2025 2024 Gross premiums earned $ 884,958 $ 682,216 Total ceded premiums earned (642,035) (500,161) Less: NCQSR and other ancillary reinsurance treaties (248,103) (194,022) Ceded catastrophe XOL premiums earned $ (393,932) $ (306,139) Ceded catastrophe XOL premiums ratio 44.5% 44.9% ($ in thousands) Year Ended December 31, 2025 2024 Net income $ 99,621 $ 39,742 Add: Stock compensation 10,433 — Termination of MSA 3,000 — One-time IPO expenses 1,654 — One-time bonus expenses 1,387 — Post IPO transition expenses 2,287 — Less: Net realized gains on investments 569 119 Change in tax status 9,722 — Tax effect 2,930 (25) Adjusted net income $ 105,161 $ 39,648 ($ in thousands) Year Ended December 31, 2025 2024 Total net premiums earned $ 242,923 $ 182,055 Plus: Policy fees 10,397 7,393 Total net premiums earned plus policy fees 253,320 189,448 Losses and loss adj. expense, net $ 98,034 $ 90,832 Loss and loss adj. expense ratio (% of net premiums earned plus policy fees) 38.7% 47.9 % Less: Current year net catastrophe losses — 32,192 Prior year net reserve development (1,814) (3,187) Underlying loss and loss adj. expense, net $ 99,848 $ 61,827 Net underlying loss and loss adj. expense ratio (% of net premiums earned plus policy fees) 39.4% 32.6 % Add: Ceded non-catastrophe loss and loss adj. expense 52,522 55,381 Gross underlying loss and loss adj. expense $ 152,370 $ 117,208 Gross underlying loss and loss adj. expense ratio (% of gross premiums earned plus policy fees) 17.0% 17.0%

27 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115 Adjusted EPS - Non-GAAP Reconciliations Quarterly and Annual Periods ($ in thousands, except per share data) Year Ended December 31, 2025 2024 Adjusted net income $ 105,161 $ 39,648 Adjusted income allocated to participating securities 2,190 1,711 Numerator: Adjusted net income available for common shareholders $ 102,971 $ 37,937 Denominator: Weighted average common shares outstanding: Basic 17,235,168 12,904,495 Diluted 17,235,376 12,904,495 Adjusted earnings per share: Basic $ 5.97 $ 2.94 Diluted $ 5.97 $ 2.94 ($ in thousands, except per share data) Three Months Ended September 30, 2026 2025 Adjusted net income $ 28,338 $ 13,987 Adjusted income allocated to participating securities — — Numerator: Adjusted net income available for common shareholders $ 28,338 $ 13,987 Denominator: Weighted average common shares outstanding: Basic 19,593,446 19,572,595 Diluted 19,665,069 19,572,595 Adjusted earnings per share: Basic $ 1.45 $ 0.71 Diluted $ 1.44 $ 0.71 ($ in thousands, except per share data) Nine Months Ended September 30, 2026 2025 Adjusted net income $ 83,059 $ 83,364 Adjusted income allocated to participating securities — 2,190 Numerator: Adjusted net income available for common shareholders $ 83,059 $ 81,174 Denominator: Weighted average common shares outstanding: Basic 19,586,544 16,446,038 Diluted 19,611,643 16,446,038 Adjusted earnings per share: Basic $ 4.24 $ 4.94 Diluted $ 4.24 $ 4.94

28 85 85 89 137 100 0 201 145 13 34 98 130 217 237 247 0 120 188 113 112 115